UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

April 7, 2006

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 10:00 a.m., local time, on May 4, 2006, at 110 South Ferrall Street, Spokane, Washington 99202. All holders of the Company’s outstanding common stock as of the close of business on March 22, 2006, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

     Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone or by using the internet. Your vote by telephone, over the internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support and continued interest in the Company.

Sincerely,

Chadwick J. Byrd
Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2006

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on May 4, 2006, at 110 South Ferrall Street, Spokane, Washington 99202, for the following purposes:

1.	To elect three (3) Class II directors to hold office for a three-year term and until their respective successors are elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 22, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Chadwick J. Byrd
Secretary

Dated: April 7, 2006

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD.  ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING.

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on May 4, 2006, at 110 South Ferrall Street, Spokane, Washington 99202, and at any adjournment thereof. You may direct your vote without attending the Annual Meeting by telephone, over the Internet or by completing and mailing your proxy card or voting instruction card in the enclosed, postage pre-paid envelope. Please refer to the proxy card for instructions.

When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy, by telephone, or by the Internet as more fully described on your proxy card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     At the close of business on March 22, 2006, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 20,674,139 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 22, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed Proxy, when properly executed and returned, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals have been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 7, 2006, to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Item 1 of the Proxy Card)

Nominees

     The Company has a classified Board of Directors which is divided into three classes, consisting of three Class I Directors, three Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class II Directors, James L. Easton, John A. Ueberroth and Joseph J. Ueberroth, will expire at this year’s Annual Meeting of Stockholders. The term of the three Class I Directors, Dale F. Frey, Jeffrey D. Thomas and Richard D. C. Whilden, will expire at the Annual Meeting of Stockholders to be held in 2007. The term of the three Class III Directors, Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson, will expire at the Annual Meeting of Stockholders to be held in 2008.

     At this year’s Annual Meeting, three Class II Directors are to be elected. James L. Easton will not stand for re-election. Consequently, his term will expire on May 4, 2006. The nominees for election at the Annual Meeting as Class II Directors are the incumbent directors, John A. Ueberroth and Joseph J. Ueberroth. In addition, the Board of Directors has nominated James M. Kalustian to be elected at the Annual Meeting. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2009, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

     If a quorum is present and voting, the three nominees for Class II Directors receiving the highest number of votes will be elected as Class II Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present for purposes of determining if a quorum is present.

     The table below sets forth for the current directors, including the Class II nominees to be elected at this meeting, certain information with respect to age and background.

			DIRECTOR
NAME	POSITION WITH COMPANY	AGE	SINCE
Class II Directors, currently standing for election:

James M. Kalustian	Director	45	—
John Ueberroth	Chairman of the Board	62	1997
Joseph J. Ueberroth (1)	Director	37	2001

Class I Directors, whose term expires at the Annual Meeting to be held in 2007:

Dale F. Frey (2)(3)	Director	73	2003
Jeffrey D. Thomas	Director, Chief Executive Officer and President	39	2001
Richard D. C. Whilden (2)(3)	Director	72	2001

Class III Directors, currently standing for election:

Brigitte M. Bren (1)	Director	40	2001
Daniel G. Byrne (1)	Director	51	2005
Rafer L. Johnson (1)	Director	71	2001

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

Business Experience

Class II Directors

     James M. Kalustian has served as vice president of the Pharmaceutical and Healthcare Business Unit of Fair Isaac Corporation (“Fair Issac”) since November 2004. He also has managed Fair Isaac’s Business Strategy Consulting Practice. From May 1999 to October 2004, Mr. Kalustian led the Healthcare Practice and Account Management Discipline and served as chief operating officer and a member of the board of directors of Braun Consulting, Inc. From 1994 to 1999, he was also a co-founder of Vertex Partners, a customer-focused strategic consulting firm that joined Braun in 1999. Prior to founding Vertex Partners, Mr. Kalustian served as a manager at the consulting firm of Corporate Decisions, Inc. (a division of Mercer Management Consulting), and in marketing positions for Raytheon Company, W.R. Grace & Company and Canada Dry.

     John A. Ueberroth has served as chairman of the board of Ambassadors Group, Inc. since November 2001. Mr. Ueberroth also serves as chairman and chief executive officer of Preferred Hotel Group, Inc., a company in which he is the principal shareholder, since 2004. He served as co-chairman, director, chief executive officer and president of Ambassadors International, Inc. from 1995 to June 2004. He has also been a member of the board of directors of Navigant International since October, 2003. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. In addition, Mr. Ueberroth has served as chairman of the Travel Industry Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988.

     Joseph J. Ueberroth has served as a director of Ambassadors Group, Inc. since November 2001. He currently serves as president and chief executive officer of Ambassadors International, Inc., and has been a director of Ambassadors International, Inc., since August 2001. His other involvements include founder and co-chairman of BellPort Group, Inc., an international marina company, and as a general partner and managing member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves on the board of directors of Ambassadors International, Enwisen, and International Greenhouse Products.

Class I Directors

     Dale F. Frey has served as a director of Ambassadors Group, Inc. since July 2003. Mr. Frey was the former chairman and president of General Electric Investment Corporation and former vice president and treasurer of General Electric Company. Mr. Frey retired from General Electric Company in early 1997. Currently, he serves as a director on the boards of Community Health Systems, Inc., K&F Industries and Yankee Candle Company. Mr. Frey is also the chairman of the Cancer Research Fund of the Damon Runyon-Walter Winchell Foundation, a trustee of Franklin and Marshall College, and a member of the board of overseers of New York University Leonard N. Stern School of Business. In addition, he serves as a member of the advisory committees of Forstmann Little & Company and Aurora Capital Partners, and is an executive board member of the Invemed Catalyst Fund, L.P.

     Jeffrey D. Thomas has served as chief executive officer, president and director of Ambassadors Group, Inc. since November 2001. He has served as president of Ambassador Programs, Inc., from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as a director from August 2001 through February 2002 and as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

     Richard D. C. Whilden has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since 1995. Since 1990, Mr. Whilden has been a principal of Contrarian Group, Inc., an investment and management company. From June 1996 to July 2000, he also served as chairman of the board, and from March 1998 to March 1999, he served as president and chief executive officer of GetThere, Inc. In 1993 and 1994, he was chairman of the board of directors of Caliber Bank in Phoenix, Arizona, and was the chief executive officer, president and chairman of the board of directors of the bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an executive vice president and general manager of the information businesses segment from 1984 to 1989.

Class III Directors

     Brigitte M. Bren has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since February 2001. Since 1991, Ms. Bren has served as co-founder, president and chief executive officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she served as of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as vice president of international marketing/sales and vice president of governmental affairs for Mark Goodson Productions.

     Daniel G. Byrne has served as a director of Ambassadors Group, Inc. since May 2005. Since 1983, Mr. Byrne has served as Executive Vice President-Finance, Chief Financial Officer and Assistant Secretary of Sterling Financial Corporation. He is also the Assistant Secretary and Treasurer of INTERVEST Mortgage Investment Company and Action Mortgage Company, and the Secretary and Treasurer of Harbor Financial. Before joining Sterling, Mr. Byrne was employed by the accounting firm of Coopers & Lybrand in Spokane, Washington. He is a past Lieutenant Governor of Kiwanis International. Mr. Byrne is a past member of the Board of Trustees, its Executive Committee and the Finance Committee for Gonzaga Preparatory School. He is a member of the Board of Directors of Spokane Community Mental Health. He serves as a member of the American Institute of Certified Public Accountants, the Washington Society of Certified Public Accountants, the Financial Manager’s Society and the American Community Bankers Association and its Accounting Committee. Mr. Byrne is a certified public accountant and graduated from Gonzaga University in 1977 with a bachelor’s degree in Accounting.

Rafer L. Johnson has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 11 years, and currently is chairman of its board of governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services.

 Relationships Among Directors or Executive Officers

     Joseph J. Ueberroth, a member of the Company’s Board of Directors, is a nephew to John A. Ueberroth, the Company’s Chairman of the Board. Jeffrey D. Thomas, the Company’s chief executive officer, president and a member of the Company’s Board of Directors, is married to Margaret M. Thomas, the Company’s executive vice president, and president and chief operating officer of the Company’s wholly-owned subsidiary, Ambassador Programs, Inc. Other than these relationships, there are no family relationships among the directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

     During 2005, there were four meetings of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

     The Board of Directors has determined that each of the directors, except Jeffrey D. Thomas and John A. Ueberroth, is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards (“Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect.

     Audit Committee

     The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

     The Audit Committee consists of Daniel G. Byrne, chairman, Brigitte M. Bren, Rafer L. Johnson, and Joseph J. Ueberroth. The Board of Directors has determined that, based upon his prior work experience and his tenure and experience on the Company’s Audit Committee, Mr. Byrne qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the Securities and Exchange Commission.

There were eight meetings of the Audit Committee during the fiscal year ended December 31, 2005. See Report of Audit Committee. The charter of the Audit Committee is attached as Appendix A to the Company’s 2004 Proxy Statement filed with the Securities and Exchange Commission.

     Compensation Committee

     The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2001 Equity Participation Plan (the “Incentive Plan”). The Compensation Committee engages and consults with independent compensation consultants in the performance of its duties. The Compensation Committee consists of Richard D. C. Whilden, chairman, James L. Easton and Dale F. Frey. If Mr. Kalustian is elected to the Board of Directors at this year’s Annual Meeting, Mr. Kalustian will serve on the compensation committee. There were six meetings of the Compensation Committee during the fiscal year ended December 31, 2005. See Report of Compensation Committee.

     Nominating Committee

     The Nominating Committee evaluates nominations for new members of the Board of Directors. The Nominating Committee considers candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates’ ability to serve on the Board of Directors. The Nominating Committee consists of Richard D. C. Whilden, chairman, James L. Easton, and Dale F. Frey. If Mr. Kalustian is elected to the Board of Directors at this year’s Annual Meeting, Mr. Kalustian will serve on the nominating committee. The charter of the Nominating Committee is attached as Appendix A to the Company’s 2005 Proxy Statement filed with the Securities and Exchange Commission. There was one meeting of the Nominating Committee during the fiscal year ended December 31, 2005.

Director Nomination Process

     The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. The Company’s secretary will, in turn, forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and contact information for the candidate;

•	A statement of the candidate’s occupation and background, including education and business experience;

•	Information regarding each of the factors listed above, sufficient to enable the committee to evaluate the candidate;

•
A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

     Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

     To date, the Nominating Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it may do so in the future. The Nominating Committee (and prior to its formation, the Board of Directors) did not receive any stockholder recommendations for nomination to the Board of Directors in connection with this year’s Annual Meeting. The nominees for election at the Annual Meeting as Class II Directors are the incumbent directors, John A. Ueberroth and Joseph J. Ueberroth.

In addition, the Nominating Committee has recommended and the Board of Directors has nominated James M. Kalustian to be elected at the Annual Meeting. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify the Company of their intent to do so on or before the date specified under “Stockholder Proposals-Other Stockholder Proposals and Director Nominations.”

Director Compensation

Beginning in May, 2005, each of the Company’s non-employee directors began to receive an annual fee of $45,000 per year, paid $20,000 in cash and $25,000 in equity. In addition, from January through April 2005, each of the Company’s non-employee directors received $500 per Board meeting attended. Beginning in May 2005, each of the Company’s non-employee directors received $1,000 per Board meeting attended. Equity compensation was split between options, restricted stock grants, and shares of the Company’s Common Stock. Pursuant to the Incentive Plan, each grant of non-qualified stock options was granted at the fair market value of the Common Stock on the date of grant, and vests in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock was granted at the fair market value of the Common Stock on the date of grant and vests one year from the date of grant. Committee chairpersons receive $7,000 annually. Committee members also receive up to $1,000 per committee meeting attended, when the committee meeting takes place on a day other than a Board meeting. These amounts are payable in cash. Additionally, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions

     The Compensation Committee is composed of three non-employee directors, Richard D. C. Whilden, chairman, James L. Easton and Dale F. Frey. No executive officer of the Company has served during 2005 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation Committee. During fiscal 2005, no member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Exchange Act.

     Invemed Catalyst Fund L.P. (the “Fund”) purchased 2,400,000 shares of the Company’s Common Stock in July 2003. In connection therewith, the Company agreed to fill a then existing vacancy on the Board of Directors with a designee of the Fund (the “Fund Designee”). The Fund Designee was Dale F. Frey, who is a Class I member of the Company’s Board of Directors.

     The Board of Directors unanimously recommends that you vote FOR the election of each of James M. Kalustian, John A. Ueberroth and Joseph J. Ueberroth as Class II Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Annual Meeting.

INFORMATION CONCERNING
MANAGEMENT, COMPENSATION AND STOCK OWNERSHIP

Executive Officers

     Jeffrey D. Thomas, age 39, has served as chief executive officer and president of Ambassadors Group, Inc. since November 2001. He has served as president of Ambassador Programs, Inc., from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

     Margaret M. Thomas, age 39, has served as executive vice president of Ambassadors Group, Inc. since November 2001. She has served as chief financial officer and secretary of Ambassadors Group, Inc., from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., since August 2002, chief operating officer of Ambassador Programs, Inc., since January 2002, and chief financial officer of Ambassador Programs, Inc., since November 1997. Ms. Thomas served as treasurer of Ambassadors International, Inc., from February 1999 through February 2002. From 1988 to 1995, Ms. Thomas was in public accounting and employed by Ernst & Young LLP, and PricewaterhouseCoopers LLP, and also was the financial reporting officer for Physio-Control Corporation.

Chadwick J. Byrd, age 34, has served as chief financial officer and secretary of Ambassadors Group, Inc. since July 2005. Mr. Byrd served as chief group controller of Fred. Olsen Energy ASA (“Fred Olsen”) in Oslo, Norway beginning in 2004. He also served as corporate controller and financial controller of Fred Olsen between 1999 and 2003. Headquartered in Oslo, Norway, Fred Olsen provides international exploration and production services to the offshore oil and gas industry. Before joining Fred Olsen, Mr. Byrd was in public accounting employed by KPMG between 1995 and 1999.

     Colleen K. McCann-Lillie, age 39, has served as the chief financial officer and secretary of Ambassador Programs, Inc., the Company’s primary operating subsidiary, since November 2003. From November 2003 to July 2005, Ms. McCann-Lillie also served as the chief financial officer and secretary of Ambassadors Group, Inc. From 1999 to November 2003, Ms. McCann-Lillie served various financial executive positions for Ambassador Programs, Inc. From 1991 to 1999, Ms. McCann-Lillie was in public accounting and employed by Ernst & Young LLP and PricewaterhouseCoopers LLP, and also held finance and accounting positions with other private companies.

Executive Compensation

     The following table sets forth the compensation for the chief executive officer, each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2005, and two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as an executive officers of the Company at the end of the fiscal year (the “Named Executive Officers”):

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards			Payouts
							Securities
				All Other	Restricted		Underlying
Name and				Annual	Stock		Options	LTIP	All Other
Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Awards($)		SARS(#)	Payouts($)	Compensation($)
John A. Ueberroth	2005	100,000	—	2,030	—		—	—	—
Chairman of the Board	2004	157,260	—	2,677	—		—	—	—
	2003	150,000	—	6,680	—		—	—	—

Jeffrey D. Thomas	2005	400,000	800,000	3,673	872,206	(1)	85,646	—	—
Chief Executive Officer and	2004	278,358	730,675	4,113	1,314,902	(1)	101,504	—	—
President	2003	208,333	200,000	3,358	—		60,236	—	—

Margaret M. Thomas(2)	2005	200,000	200,000	1,415	134,000	(1)	12,000	—	—
Executive Vice President	2004	170,114	242,218	—	71,726	(1)	11,278	—	—
	2003	140,729	100,000	—	—		19,592	—	—

Chadwick J. Byrd(3)	2005	69,577	25,000	—	—		30,000	—	—
Chief Financial Officer and Secretary	2004	—	—	—	—		—	—	—
	2003	—	—	—	—		—	—	—

Colleen K. McCann-Lillie(4)	2005	113,167	70,000	—	13,400	(1)	2,000	—	—
Chief Financial Officer and	2004	104,167	24,000	—	20,182	(1)	3,172	—	—
Secretary of Ambassador Programs, Inc.	2003	80,000	20,250	—	—		5,250	—	—

(1)
The amounts shown in this column reflect the dollar values based on the closing price at grant of restricted stock granted to the Named Executive Officers. The restricted stock was granted on November 18, 2004 and November 11, 2005 and vests 100% after four years from the date of grant.

(2)
Ms. Thomas was the treasurer, assistant chief financial officer, and secretary of the Company until November 2000. In November 2001, she succeeded Mr. Thomas as the chief financial officer, was appointed executive vice president and continued as secretary of the Company. In November 2003, Ms. Thomas resigned as chief financial officer and secretary of the Company and was succeeded by Ms. McCann-Lillie.

(3)	In July 2005, Mr. Byrd succeeded Ms. McCann-Lillie as the chief financial officer and secretary of the Company.

(4)
From November 2003 to July 2005, Ms. McCann-Lillie served as the chief financial officer and secretary of Ambassadors Group, Inc. Ms. McCann-Lillie has served as the chief financial officer and secretary of Ambassador Programs, Inc., the Company’s primary operating subsidiary, since November 2003.

At the end of fiscal 2005, the aggregate share amount and dollar value based on the closing price on December 31, 2005 of the restricted stock held by the Named Executive Officers was:

	Number of Shares	Value
Jeffrey D. Thomas	111,117	$2,543,468
Margaret M. Thomas	9,286	212,557
Chadwick J. Byrd	—	—
Colleen K. McCann-Lillie	1,706	39,050

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the amount of stock of the Company beneficially owned as of March 22, 2006, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

	Amount and Nature of
	Beneficial
	Ownership of Common	Percent of Class
Name of Beneficial Owner	Stock (1)	of Common Stock
Invemed Catalyst Fund, L.P. (2)	2,400,000	11.6%
Morgan Stanley (3)	2,340,562	11.3%
Peter V. Ueberroth (4)	2,009,936	9.7%
Fidelity Management & Research Co. (5)	1,494,856	7.2%
Ashford Capital Management, Inc. (6)	1,272,306	6.1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 22, 2006, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
The address of Invemed Catalyst Fund, L.P. is 375 Park Avenue, Suite 2205, New York, NY 10152. The Company is reporting this stock ownership based upon a Schedule 13D report filed by this person with the Securities and Exchange Commission.

(3)
The address of Morgan Stanley is 1585 Broadway, New York, New York 10036. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(4)
The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Includes 20,000 shares of Common Stock issuable upon exercise of stock options. Mr. Peter Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(5)
The address of Fidelity Management & Research Co. is 82 Devonshire Street, Boston, MA 02109. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(6)
The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

     The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 22, 2006, by each director of the Company, each Named Executive Officer, and all directors and executive officers as a group:

	Amount and
	Nature of
	Beneficial	Percent of
	Ownership of	Class of
Name of Beneficial Owner	Common Stock (1)	Common Stock
John A. Ueberroth (2)	1,018,000	4.9%
Jeffrey D. Thomas (3)	857,258	3.9%
Margaret M. Thomas (4)	857,258	3.9%
Chadwick J. Byrd (5)	-	*
Colleen K. McCann-Lillie (6)	47,376	*
Brigitte M. Bren (7)	11,876	*
James L. Easton (8)	21,876	*
Dale F. Frey (9)	11,876	*
Rafer L. Johnson (10)	21,876	*
Daniel G. Byrne (11)	3,876	*
Joseph J. Ueberroth (12)	176,116	*
Richard D. C. Whilden (13)	31,116	*
All directors and executive officers as a group (12 people) (14)	3,058,504	13.9%

*	Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 22, 2006, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Chairman of the Board of Directors of the Company. Does not include 18,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 26 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

(3)
Chief Executive Officer and President of the Company. Includes 145,507 shares of Common Stock and options to purchase 554,464 shares of Common Stock issued under the Incentive Plan. Also includes 157,287 options to purchase Common Stock beneficially owned by his spouse Margaret M. Thomas. Mr. Thomas’ address is 110 South Ferrall Street, Spokane, WA 99202.

(4)
Executive Vice President of the Company. Includes 145,507 shares of Common Stock and options to purchase 157,287 shares of Common Stock issued under the Incentive Plan. Also includes 554,464 options to purchase Common Stock beneficially owned by her spouse Jeffrey D. Thomas. Ms. Thomas’ address is 110 South Ferrall Street, Spokane, WA 99202.

(5)	Chief Financial Officer and Secretary of the Company. Mr. Byrd’s address is 110 South Ferrall Street, Spokane, WA 99202.

(6)
Chief Financial Officer and Secretary of Ambassador Programs, Inc. Includes options to purchase 45,670 shares of Common Stock issued under the Incentive Plan. Ms. McCann-Lillie’s address is 110 South Ferrall Street, Spokane, WA 99202.

(7)	Director. Includes options to purchase 11,094 shares of Common Stock issued under the Incentive Plan. Ms. Bren’s address is P.O. Box 2648, Beverly Hills, CA 90213.

(8)	Director. Includes options to purchase 21,094 shares of Common Stock issued under the Incentive Plan. Mr. Easton’s address is 7855 Haskell Avenue, Suite 202,Van Nuys, CA 91406.

(9)	Director. Includes options to purchase 11,094 shares of Common Stock issued under the Incentive Plan. Mr. Frey’s address is 110 South Ferrall Street, Spokane, WA 99202.

(10)	Director. Includes options to purchase 21,876 shares of Common Stock issued under the Incentive Plan. Mr. Johnson’s address is 5875 Green Valley Circle, Suite 200, Culver City, CA 90230-6901.

(11)	Director. Includes options to purchase 1,094 shares of Common Stock issued under the Incentive Plan. Mr. Byrne’s address is 111 N. Wall Street, Spokane, WA 99201.

(12)	Director. Includes options to purchase 8,094 shares of Common Stock issued under the Incentive Plan. Mr. Joseph Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(13)	Director. Includes options to purchase 21,094 shares of Common Stock issued under the Incentive Plan. Mr. Whilden’s address is 106 S. Poinsettia Avenue, Manhattan Beach, CA 90266.

(14)	Includes 1,322,100 shares of Common Stock issuable upon exercise of stock options.

Option Grants

     The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2005 and held by them on December 31, 2005. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Option Grants During the Last Fiscal Year

		% of Total			Potential Realizable
	Number of	Options			Value of Assumed
	Securities	Granted to			Annual Rates of Stock
	Underlying	Employees	Exercise		Price Appreciation
	Options	in Fiscal	Price	Expiration	for Option Term(1)
Name	Granted(#)	Year (%)	($) Share	Date	5%($)	10%($)
John A. Ueberroth	—	—	—	—	—	—
Jeffrey D. Thomas	85,646	39.0%	$26.80	11/11/15	$1,443,510	$3,658,137
Margaret M. Thomas	12,000	5.5	26.80	11/11/15	202,253	512,548
Chadwick J. Byrd	30,000	13.6	21.09	8/12/15	397,902	1,008,361
Colleen K. McCann-Lillie	2,000	0.9	26.80	11/11/15	33,709	85,425

(1)
Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices.

Option Exercises During the Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2005 and held by them on December 31, 2005:

Aggregated Option Exercises During the Last Fiscal Year
And Fiscal Year-end Option Values

					Number of Securities
					Underlying Unexercised		Value of Unexercised In-the-
	Shares				Options at Fiscal Year		Money Options at
	Acquired On		Value		End(#)		Fiscal Year End($)(1)
Name	Exercise(#)		Realized($)		Exercisable	Unexercisable	Exercisable	Unexercisable
John A. Ueberroth	179,500		3,180,310		500	—	8,278	—
Jeffrey D. Thomas	67,084	(2)	1,550,535	(2)	626,751	290,063	10,652,615	2,480,711
Margaret M. Thomas	67,084	(3)	1,550,535	(3)	626,751	290,063	10,652,615	2,480,711
Chadwick J. Byrd	—		—		—	30,000	—	54,150
Colleen K. McCann-Lillie	—		—		37,670	15,004	633,453	184,255

(1)	Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $22.89 per share).

(2)	Includes 17,084 shares of Common Stock acquired on exercise of options and value of $363,035 by his spouse Margaret M. Thomas.

(3)	Includes 50,000 shares of Common Stock acquired on exercise of options and value of $1,187,500 by her spouse Jeffrey D. Thomas.

Equity Compensation Plan Information

(c)
Number of securities
	(a)	(b)	remaining available for
	Number of Securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column(a)
Equity compensation plans approved by security holders	1,958,911	$8.40	905,375
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,958,911	$8.40	905,375

     2001 Equity Participation Plan

     During the fiscal year ended December 31, 2005, options to purchase stock and restricted stock grants totaling 252,945 shares of Common Stock were granted and options to purchase 35,080 shares of Common Stock were forfeited under the Incentive Plan. Options to purchase shares of Common Stock and restricted stock grants totaling 1,958,911 shares of Common Stock were outstanding and held by approximately 124 officers, directors and employees at December 31, 2005. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period. As of December 31, 2005, the weighted average exercise price of the outstanding options was $8.40.

     Profit Sharing Plan

     In March 2002, the Company established a 401(k) Profit-Sharing Plan (the “401(k) Plan”). Employees are eligible to participate in the 401(k) Plan upon six months of service and 18 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2005, the Company contributed approximately $95,000 to the 401(k) Plan.

Employment Agreements

     The Company does not have any employment agreements with any of its Named Executive Officers.

Certain Relationships and Related Transactions

     During the fiscal year ended December 31, 2005, the Company did not enter into any transactions required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2005, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with, except that a Form 3 was filed late by Chadwick J. Byrd, and John A. Ueberroth reported sale of shares late on a Form 5.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 16, 2005, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The decision to dismiss PwC as the Company’s independent accountants was approved by the Audit Committee of the Board of Directors on May 13, 2005.

The reports of PwC on the financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2004 and 2003 and through May 13, 2005, there were no disagreements with PwC on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in connection with its reports on the Company’s financial statements for such years. No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K occurred during the years ended December 31, 2004 and 2003 and through May 13, 2005. The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 18, 2005, is filed as Exhibit 16.1 to the Company’s Form 8-K filed on May 20, 2005.

On May 16, 2005, the Audit Committee of the Board of Directors of the Company appointed BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm for fiscal 2005. The Company did not consult with BDO during the years ended December 31, 2004 and 2003, and through May 16, 2005, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements. BDO has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The Delaware General Corporation Law does not require the ratification of the selection of independent registered public accounting firm by the Company’s stockholders. As a result, no accounting firm has been recommended to be ratified by the Company’s stockholders as the independent registered public accounting firm for the fiscal year ending December 31, 2006. The Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year, if they determine that such a change would be in the best interests of the Company and its stockholders.

     A representative of BDO will be present at this year’s Annual Meeting of Stockholders. The representative may have an opportunity to make a statement if he or she desire to do so, and may be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table represents fees charged for professional audit services rendered by BDO for the audit of the Company’s financial statements for the years ended December 31, 2005 and 2004, and fees billed by BDO for other services during those years.

	2005	2004
Audit Fees	$288,000	$	---
Audit - Related Fees	---		---
Tax Fees	---		---
All Other Fees	8,000		---
Total	$296,000	$	---

The following table represents fees charged for professional audit services rendered by PwC for the audit of the Company’s financial statements for the years ended December 31, 2005 and 2004, and fees billed by PwC for other services during those years.

	2005	2004
Audit Fees	$16,000	$512,000
Audit - Related Fees	---	---
Tax Fees	32,000	41,000
All Other Fees	38,000	30,000
Total	$86,000	$583,000

     Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO and PwC in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees consist of fees billed for assurance and related services, primarily related to the audit of the Company’s employee benefit plan financial statements and are not reported under “Audit Fees.”

     Tax Fees consist of fees billed for professional services rendered for tax advice, planning and compliance (domestic and international).

     All Other Fees consist of fees for products and services other than the services described above. In fiscal 2005 and 2004, this included international tax and other advisory services.

Audit Committee’s Pre-Approval Policy

  During 2005, the Audit Committee of the Board of Directors operated under policies and procedures pre-approving all audit and non-audit services provided by the independent registered public accounting firm and prohibiting certain services of being provided by the independent registered public accounting firm. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

     If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $20,000 per quarter. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

     The Audit Committee has considered whether BDO’s provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent registered public accounting firm’s independence and has determined that it is compatible.

REPORT OF COMPENSATION COMMITTEE

     This Compensation Committee Report discusses the components of the Company’s executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan.

     Compensation Philosophy. The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensation for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance and stockholder value.

     The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

     In order to attract and retain highly-qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly-qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel business.

     In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company’s stockholders.

     Compensation Program Components. The Compensation Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

     Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

     Annual Bonus. Executive officers are eligible for a target annual incentive bonus, calculated by the Compensation Committee as a percentage of the officer’s base salary. For 2005, the bonus targets for executive officers ranged from 19% to 200% of base annual salary, depending on the officer’s position. The Company pays annual incentive bonuses to its executive officers based upon the achievement by the Company of pre-established financial targets that are indicative of the Company’s performance, as well as individual performance milestones to the extent they are met by the executive officer. The annual incentive bonus for 2005 paid to each of the Named Executive Officers are shown in the “Bonus” column of the Summary Compensation Table.

     Long-Term Incentive Compensation. The Company’s long-term incentive program consists of periodic grants of stock options and restricted stock, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and may make other awards.

     Chief Executive Officer’s Compensation. The chief executive officer of the Company heads a group of senior management officers who participate in a common set of compensation criteria. The compensation of the chief executive officer is determined by the Compensation Committee based upon its assessment of the Company’s financial performance and nonfinancial factors which the Compensation Committee believes have an influence upon the Company’s overall performance and its ability to remain competitive. The Compensation Committee also takes into account the individual’s performance and level of experience, as well as compensation paid to other executive officers of the Company and compensation paid to other chief executive officers of comparable companies.

     Summary. The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company’s stockholders by attracting and retaining the best-qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

COMPENSATION COMMITTEE

Richard D. C. Whilden, Chairman
James L. Easton
Dale F. Frey

REPORT OF AUDIT COMMITTEE

     The Audit Committee is composed of four non-employee directors, Daniel G. Byrne, chairman and financial expert, Brigitte M. Bren, Rafer L. Johnson and Joseph J. Ueberroth, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. The Audit Committee met eight times during 2005.

     At each of its meetings, the Committee met with the senior members of the Company’s financial management team and representatives from the independent registered public accounting firm. The Committee’s agenda is established by the Committee’s chairman and the Company’s chief financial officer. During the year, the Committee had private sessions with the Company’s independent registered public accounting firm at which candid discussions of financial management, accounting and internal control issues took place.

     The Committee recommended to the Board of Directors the engagement of BDO Seidman, LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent registered public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

     The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent registered public accountants their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent registered public accounting firm themselves prepared and been responsible for the financial statements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

     The Committee believes that by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     The Committee also discussed with the independent registered public accounting firm all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent registered public accounting firm whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2005 was compatible with the independent registered public accountants’ independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent registered public accounting firm. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Daniel G. Byrne, Chairman
Brigitte M. Bren
Rafer L. Johnson
Joseph J. Ueberroth

PERFORMANCE GRAPH

     The following graph compares the Company’s cumulative total stockholder return with the Nasdaq Market Index and Russell 2000 Index. The graph assumes that $100 was invested on March 1, 2002 (the first trading day for the Company’s Common Stock) in the Company’s Common Stock and in each of the indexes mentioned above and that all dividends were reinvested.

Comparison of Cumulative Total Return
Among Ambassadors Group, Inc.,
Nasdaq Market Index and Russell 2000 Index

CODE OF ETHICS AND CONDUCT

     The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the Secretary, Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202.

ANNUAL MEETING ATTENDANCE

     The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All but one of the Company’s directors attended the 2005 annual meeting of stockholders in person.

STOCKHOLDER COMMUNICATIONS

     Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Chadwick J. Byrd, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 110 South Ferrall Street, Spokane, Washington 99202.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

     Any proposals of stockholders which are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December 5, 2006, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

Other Stockholder Proposals and Director Nominations

     If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which, in general, requires that notice be received by the secretary not less than 45 days or more than 75 days prior to April 7, 2007. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 or of a nomination for election to the Company’s Board of Directors must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. You may also contact the secretary at the Company’s principle executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

     The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope provided or to vote by telephone or over the Internet at your earliest convenience.

By Order of the Board of Directors

Chadwick J. Byrd
Secretary

Spokane, Washington

April 7, 2006

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at http://www.ambassadorsgroup.com

PROXY

AMBASSADORS GROUP, INC
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the "Company") held of record by the undersigned as of the close of business on March 22, 2006, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 4, 2006, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your AMBASSADORS GROUP, INC account online.

Access your Ambassadors Group, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Ambassadors Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

The Board of Directors recommends a vote for Proposal 1. If no direction is given this proxy card will be voted for Proposal 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR ALL	WITHHOLD AUTHORITY FOR ALL
1.	To elect three (3) Class II directors to hold office for a three-year term and until their respective successors are elected and qualified:	☐	☐	2.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
	01 James M. Kalustian, 02 John A. Ueberroth, and 03 Joseph J. Ueberroth			THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2006 ANNUAL MEETING.

				PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

To withhold authority to vote for any individual nominee, check the box marked "For All" above and write the nominee’s name in the space provided here:
Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by- step instructions will prompt you through enrollment.

Signature ________________________________ Signature ________________________________ Date ______________
NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Ù FOLD AND DETACH HERE Ù
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/epax Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.